                                                                    Exhibit (b)

EX-99-906CERT

Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
-----------------------------------------------------------------------

James Ross, Chief Executive Officer and Gary French, Chief Financial Officer of the State Street Master Funds (the "Trust"), certify that:

1. This Form N-CSR filing for the Trust (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.


By:      /s/James Ross
         --------------
         James Ross
         Chief Executive Officer of the Trust

Date:    August 26, 2005


By:      /s/Gary French
         ---------------
         Gary French
         Chief Financial Officer of the Trust


Date:    August 26, 2005